Prospectus Supplement dated July 21, 1997 to:


                          PUTNAM VOYAGER FUND II
                      Prospectus dated April 30, 1997


Effective April 15, 1997, the prospectus is modified as follows:

1. "How to buy shares--Class A shares" is revised by replacing the six paragraphs following the sales charge table with the following:

                No initial sales charge applies to purchases of class A shares of $1 million or more, or to purchases by employer-sponsored retirement plans that have at least 200 eligible employees. However, a CDSC of 1.00% or 0.50%, respectively, is imposed within the first or second year after purchase on redemptions of these shares, unless the dealer of record waived its commission with Putnam Mutual Funds' approval, or unless the purchaser is a class A qualified benefit plan (a retirement plan for which Putnam Fiduciary Trust Company or its affiliates provide recordkeeping or other services in connection with purchases of class A shares).

                Class A qualified benefit plans may also purchase class A shares with no initial sales charge. However, except as stated below, a CDSC of 0.75% of the total amount redeemed (1.00% in the case of plans for which Putnam Mutual Funds and its affiliates do not act as trustee or recordkeeper) is imposed on redemptions of these shares if, within two years of a plan's initial purchase of class A shares, it redeems 90% or more of its cumulative purchases.
                Thereafter, such a plan is no longer liable for any CDSC. The two-year CDSC applicable to class A qualified benefit plans for which Putnam Mutual Funds or its affiliates serve as trustee or recordkeeper ("full service plans") is 0.50% of the total amount redeemed for full service plans that initially invest at least $5 million but less than $10 million in Putnam funds and other investments managed by Putnam Management or its affiliates ("Putnam Assets"), and is 0.25% of the total amount redeemed for full service plans that initially invest at least $10 million but less than $20 million in Putnam Assets. Class A qualified benefit plans that initially invest at least $20 million in Putnam Assets, or whose dealer of record has, with Putnam Mutual Funds' approval, waived its commission or agreed to refund its commission to Putnam Mutual Funds in the event a CDSC would otherwise be applicable, are not subject to any CDSC.
                In determining whether a CDSC is payable, the fund will first redeem shares not subject to any charge. Any CDSC will be calculated based on the lower of the shares' cost and current net asset value and any shares acquired by reinvestment of distributions will be redeemed without a CDSC. Putnam Mutual Funds receives the entire amount of any CDSC you pay. See the SAI for more information about the CDSC.

                A class A qualified benefit plan participating in a "multi-fund" program approved by Putnam Mutual Funds may include amounts invested in other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value. These investments will also be included for purposes of the discount privileges and programs described elsewhere in this prospectus and in the SAI.

                As described in the SAI, Putnam Mutual Funds pays the dealer of record a commission of up to 1% on sales to class A qualified benefit plans. Putnam Mutual Funds pays investment dealers of record commissions on sales of class A shares of $1 million or more and sales of class A shares to employer-sponsored retirement plans that have at least 200 eligible employees and that are not class A qualified benefit plans based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

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